SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM
8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (D)
of the
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  August, 2016

Sample Global Corporation
(Exact name of registrant as specified in its charter)

NEVADA
(State or other jurisdiction of incorporation or organization)

33-115906	76-0678366
(Commission File Number)	(IRS Employer Identification Number)

476 Thompson Place
Sunnyvale, CA  94086
(Address of principal executive offices)

Paul T. Schena
476 Thompson Place
Sunnyvale, CA  94086
(Name and address of agent for service)
408-577-3468

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☒	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☒	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 – Other Events

SUNNYVALE, California – September 21, 2015 – Sample Corporation filed a Certificate of Amendment to Articles of Incorporation for Nevada Profit Corporations (Pursuant to NRS 78.385 and 78.390 – After Issuance of Stock) to increase authorized shares. Article V Capital Stock has been amended to read as follows:

SAMPLE & RESOURCE COMPANY, LLC

	Three Months Ended September 30,		Nine Months Ended September 30,
	2005	2004	2005	2004
Revenues:
Sale of Land	$3,888,000	$1,082,000	$7,666,000	$3,452,000
Lease and Royalty	145,000	159,000	431,000	475,000
Interest and Other	554,000	95,000	698,000	284,000
Segment Total Revenues	$4,277,000	$1,336,000	$8,795,000	$4,211,000

Expenses:
Cost of Land Sales	$(1,436,000)	$(483,000)	$(2,572,000)	$(1,765,000)
Operating Expenses	(462,000)	(392,000)	(1,427,000)	(1,338,000)
Segment Total Expenses	$(1,898,000)	$(875,000)	$(3,999,000)	$(3,103,000)

Income Before Tax	$2,379,000	$461,000	$4,796,000	$1,108,000

       Nevada Land recognizes revenue from land sales, and the resulting gross profit or loss, when the sales transactions close.

On closing, the entire sales price is recorded as revenue, and a gross margin is recognized depending on the cost basis attributed to the land which was sold. Since the date of closing determines the accounting period in which the sales revenue and gross margin are recorded:

On closing, the entire sales price is recorded as revenue, and a gross margin is recognized depending on the cost basis attributed to the land which was sold. Since the date of closing determines the accounting period in which the sales revenue and gross margin are recorded:

●
Nevada Land’s reported revenues and income fluctuate from quarter to quarter depending on the dates when specific transactions close; and
●
John was here
●
Land sales revenues for any individual quarter are not indicative of likely full-year revenues.
o
Nevada Land’s reported revenues and income fluctuate from quarter to quarter depending on the dates when specific transactions close; and
o
John was here twice
o
Land sales revenues for any individual quarter are not indicative of likely full-year revenues.

In the third quarter of 2005, segment total revenues were $4.3 million. Nevada Land sold approximately 50,677 acres of land for $3.9 million. The average sales price was $77 per acre, and our average basis in the land sold was $28 per acre. The gross margin on land sales was $2.5 million, which represents a gross margin percentage of 63.1%.

Number and Designation. The total number of shares of all classes that this Corporation shall have authority to issue shall be 980,000,000, of which 960,000,000 shall be shares of common stock, par value $.0.001 per share (“Common Stock”) , and 20,000,000 shall be shares of preferred stock, par value $.0.001 per share (“Preferred Stock”).

Stockholders entitled to exercise voting power of 561,100,050 shares in the corporation (57%) voted in favor of this amendment.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sample Corporation

Date: September 21, 2015	By:	/s/ Rene A. Schena
Name: Paul T. Schena
Title: Chief Executive Officer

ESSA Pharma Announces Closing of US$5 Million Private Placement

HOUSTON, TX and VANCOUVER, March 21, 2016 /CNW/ - ESSA Pharma Inc. ("ESSA" or the "Company") (TSX: EPI, NASDAQ: EPIX) is pleased to announce that it has closed a non-brokered private placement (the "Private Placement") of 1,666,666 common shares in the capital of the Company ("Common Shares") at US$3.00 per Common Share to Eventide Funds for gross proceeds of approximately US$5 million. The Company intends to use the net proceeds from the Private Placement for general corporate purposes, including funding research and development, preclinical and clinical expenses, and corporate costs. David Parkinson, MD, ESSA's President and CEO commented,

●
"The proceeds of this strategic financing combined with our recently completed financing in January are anticipated to provide the company with a healthy financial position going into the clinical trial program." All securities issued pursuant to the Private Placement are subject to a four month and one day hold period in Canada in accordance with applicable securities laws.

Within 30 days of closing, the Company expects to file a prospectus supplement under its Registration Statement on Form F-10 with respect to resales in the United States, from time to time, of the Common Shares purchased by Eventide Funds. Upon filing of the prospectus supplement, such Common Shares will be freely tradeable in the United States.

The Common Shares have not been registered under the United States Securities Act of 1933, as amended, and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.

Forward-Looking Statement Disclaimer

Certain statements in this news release contain forward-looking information within the meaning of the Private Securities Litigation Reform Act of 1995 and/or Canadian securities laws that may not be based on historical fact, including without limitation, statements containing the words "believe", "may", "plan", "will", "estimate", "continue", "anticipate", "intend", "expect" and similar expressions. Forward-looking statements in this news release include, but are not limited to, statements regarding the anticipated use of the proceeds of the Private Placement, the funding of ESSA's Phase1/2 program and the filing of a prospectus supplement by ESSA and the ability to trade the Common Shares in the United States thereafter.

Forward-looking statements and information are subject to various known and unknown risks and uncertainties, many of which are beyond the ability of ESSA to control or predict, and which may cause ESSA's actual results, performance or achievements to be materially different from those expressed or implied thereby. Such statements reflect ESSA's current views with respect to future events, are subject to risks and uncertainties and are necessarily based upon a number of estimates and assumptions that, while considered reasonable by ESSA as of the date of such statements, are inherently subject to significant medical, scientific, business, economic, competitive, political and social uncertainties and contingencies. In making forward-looking statements, ESSA may make various material assumptions, including but not limited to the market and demand for the securities of ESSA, general business, market and economic conditions, obtaining positive results of clinical trials, obtaining regulatory approvals and the ability of ESSA to file a resale prospectus supplement in the United States.

Forward-looking information is developed based on assumptions about such risks, uncertainties and other factors including, among others, the general economic and business conditions in the United States, Canada, Europe and the other regions in which ESSA operates, not receiving required regulatory approvals, ESSA's projected cash position, revenues and expenses being accurate, the inability of ESSA to file a resale prospectus supplement in the United States and the additional factors discussed in or referred to under the heading "Risk Factors" in ESSA's Annual Report on Form 20-F for the year ended September 30, 2015 which is available under ESSA's profile on SEDAR at www.sedar.com and on EDGAR at www.sec.gov. Forward-looking statements are made based on management's beliefs, estimates and opinions on the date that statements are made and ESSA undertakes no obligation to update forward-looking statements if these beliefs, estimates and opinions or other circumstances should change, except as may be required by applicable law. Readers are cautioned against attributing undue certainty to forward-looking statements.

SOURCE ESSA Pharma Inc

For further information: David Wood, Chief Financial Officer, ESSA Pharma Inc., T: (778) 331-0962, E: dwood@essapharma.com

CO: ESSA Pharma Inc

CNW 19:52e 21-MAR-16